UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                June 20, 2005

                          DOLLAR FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

                                 Not Applicable
         (Former name or former address, if changed since last report)

         Delaware                   000-50866             23-2636866
(State or Other Jurisdiction      (Commission                (IRS
 Employer of Incorporation)        File Number)     Identification Number)

   1436 Lancaster Avenue, Suite 310, Berwyn, Pennsylvania         19312-1288
         (Address of principal executive offices)                 (zip code)

                                 (610) 296-3400
              (Registrant's telephone number, including area code)


                              DOLLAR FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                 Not Applicable
         (Former name or former address, if changed since last report)

         New York                   333-18221             13-2997911
(State or Other Jurisdiction      (Commission                (IRS
 Employer of Incorporation)        File Number)     Identification Number)

   1436 Lancaster Avenue, Suite 310, Berwyn, Pennsylvania         19312-1288
         (Address of principal executive offices)                 (zip code)


                                 (610) 296-3400
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K is filed by Dollar Financial Corp., a Delaware corporation ("Corp"), pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and by Corp's wholly-owned subsidiary, Dollar Financial Group, Inc., a New York corporation ("Group" and, together with Corp, the "Registrants") pursuant to Section 15(d) of the Exchange Act.

Item 1.01.  Entry into Material Definitive Agreement

The disclosure contained in "Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement" is incorporated in this
Item 1.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

On June 23, 2005, Group issued and sold pursuant to a purchase agreement dated June 20, 2005 an additional $30.0 million aggregate principal amount of its 9.75% Senior Notes due 2011 (the "Notes") through a private placement to one purchaser pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). The initial purchaser of the Notes then sold the Notes to qualified institutional buyers pursuant to Rule 144A under the Securities Act.

The Notes were issued under an Indenture dated as of November 13, 2003 among Group, Corp, and certain of its subsidiaries, as guarantors, and U.S. Bank National Association, as trustee (the "Trustee") and supplemented by the Supplemental Indenture dated as of December 21, 2004 between DFG Canada, Inc., as the guarantor, and the Trustee, and further supplemented by the Supplemental Indenture dated as of February 22, 2005 between WTP Acquisition Corp., as the guarantor, and the Trustee (as so supplemented, the "Indenture").

Group previously issued $220.0 million and $20.0 million principal amount of notes under the Indenture on November 13, 2003 and May 6, 2004, respectively. The Notes bear interest at a rate of 9.75% per annum, payable semi-annually in arrears on May 15 and November 15 of each year. Interest accrues on the Notes from May 15, 2005, and the next interest payment date is November 15, 2005.

The Notes are senior obligations of Group, ranking equal in right of payment with Group's existing and future unsubordinated indebtedness and senior to Group's existing and future subordinated indebtedness. The Notes will be effectively junior to all borrowings and other obligations under Group's Second Amended and Restated Credit Agreement, dated as of November 13, 2003 (as modified and amended, the "Credit Agreement"), by and among Group, Corp, the lenders from time to time party thereto, Wells Fargo Bank, National Association, as administrative agent (the "Administrative Agent"), U.S. Bank National Association, as syndication agent, and Citicorp North America, Inc., as documentation agent which is secured by all assets of Group. In connection with the sale of the Notes, Group, Corp, the lenders currently party thereto, and the Administrative Agent, entered into a fourth amendment to the Credit Agreement, to permit and consent to the issuance of the Notes. Group and the Administrative

Agent are also parties to a number of other material agreements entered into in connection with the Credit Agreement, including three prior amendments thereto, security agreements, pledge agreements and an intercreditor agreement hereinafter described.

The Notes are unconditionally guaranteed, jointly and severally, by Corp and Group's existing and future domestic subsidiaries. The guarantees made by guarantors of the Notes directly owning, now or in the future, capital stock of foreign subsidiaries will be secured by second priority liens on 65% of the capital stock of such foreign subsidiaries. The guarantors, Group, the Trustee and the Administrative Agent have entered into an Intercreditor Agreement which, among other things, establishes the second priority of the liens on such stock and prohibits the Trustee or any holder of the Notes from exercising any remedies against Group or the guarantors during a specified standstill period.

Group used the net proceeds from the sale of the Notes to repay outstanding indebtedness under the Credit Agreement. Any remaining proceeds will be used for working capital purposes. The terms of the Notes, summarized below, are governed by the Indenture. The Indenture contains certain covenants that limit Group's ability to, among other things: incur debt; incur secured debt; make certain dividend payments; make distributions and investments; enter into certain transactions, including transactions with affiliates; restrict dividends or other payments from subsidiaries; merge, consolidate or transfer all or substantially all of Group's assets; and sell assets.

Upon the occurrence of certain types of changes of control, the Indenture requires Group to make an offer to repurchase the Notes at 101% of the principal amount thereof, plus any accrued and unpaid interest to the repurchase date, unless certain conditions are met. After November 15, 2007, Group may redeem the Notes, in whole at any time or in part from time to time, (i) at a redemption price of 104.875% of the principal amount thereof if the redemption occurs prior to November 15, 2008, or (ii) at a redemption price of 102.438% of the principal amount thereof if the redemption occurs after November 15, 2009.

The Indenture contains customary events of default including, without limitation, failure to make required payments, failure to comply with certain agreements or covenants, cross-defaults to certain other indebtedness in excess of specified amounts, certain events of bankruptcy and insolvency, and failure to pay certain judgments. An event of default under the Indenture will allow either the Trustee or the holders of at least 25% in principal amount of the then outstanding Notes to accelerate, or in certain cases, will automatically cause the acceleration of the amounts due under the Notes. The foregoing description of the Notes and the Indenture is qualified by reference in its entirety to the Indenture. The Indenture has been filed as Exhibit 4.1 to Group's registration statement on Form S-4, filed with the Securities and Exchange Commission on December 23, 2003.

The Notes issued on June 23, 2005 have not been registered under the Securities Act, or applicable state securities laws, and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or applicable exemptions from these registration requirements.

On June 23, 2005, Group, certain of its subsidiaries, Corp and Credit Suisse First Boston LLC ("CSFB"), as initial purchaser, entered into a Registration Rights Agreement (the "Registration Rights Agreement") in connection with the issuance of the Notes, pursuant to which Group agreed to file with the Securities and Exchange Commission (the "Commission") a registration statement (the "Exchange Offer Registration Statement") under the Securities Act with respect to an offer to exchange (the "Exchange Offer") the Notes issued on June 23, 2005 for new 9.75% Senior Notes due 2011 (the "Exchange Notes"), with terms substantially similar to the Notes, on or prior to August 22, 2005. Group is required to use its commercially reasonable efforts to have the Exchange Offer Registration Statement declared effective by the Commission on or prior to November 5, 2005 and use its reasonable best efforts to consummate the Exchange Offer within 30 business days, or longer if required by the federal securities laws, after the date on which the Exchange Offer Registration Statement is declared effective by the Commission.

If the Exchange Offer is prohibited by applicable law or Commission policy, or is otherwise not consummated by December 20, 2005, or under certain other circumstances, Group is required to file with the Commission a shelf registration statement ("Shelf Registration Statement") to cover resales of the Notes by the holders of such Notes issued on June 23, 2005 who satisfy certain conditions. If so obligated, Group is required to use its best efforts to file the a Shelf Registration Statement with the Commission on or prior to the 30th day after such filing obligation arises and use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or prior to the 180th day after such filing obligation arises.

Group must pay additional interest on the Notes to certain holders of the Notes if: (i) the Exchange Offer Registration Statement is not filed with the Commission on or prior to August 22, 2005, (ii) the Commission does not declare the Exchange Offer Registration Statement effective on or prior to November 4, 2005, (iii) the Exchange Offer is not consummated on or prior to the 30th business day after the Exchange Offer Registration Statement is declared effective by the Commission, (iv) the Shelf Registration Statement is not filed with the Commission on or prior to the 30th day after the filing obligation arises, (v) the Shelf Registration Statement is not declared effective by the Commission on or prior to the 60th day after the filing obligation arises, or
(vi) if after the Exchange Offer Registration Statement or the Shelf Registration Statement is declared effective, such registration statement or the related prospectus ceases to be usable as a result of certain customary events.

Group, certain of its subsidiaries, Corp and CSFB have also entered into similar registration rights agreements in connection with the sale of previously issued $220.0 million and $20.0 million principal amount of notes under the Indenture on November 13, 2003 and May 6, 2004, respectively.

Item 9.01   Financial Statements and Exhibits

         (c)  Exhibits

          10.1 Fourth Amendment to the Second Amended and Restated Credit Agreement dated June 20, 2005, by and among the Dollar Financial Group, Inc, Dollar Financial Corp., the lenders currently party thereto, and Wells Fargo Bank, National Association, as administrative agent.

          10.2 Registration Rights Agreement dated June 23, 2005 by and among Dollar Financial Corp., Dollar Financial Group, Inc., certain of its subsidiaries, and Credit Suisse First Boston LLC.

          99.1 Press Release dated June 21, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DOLLAR FINANCIAL CORP.


Date:  June 24, 2005                          By:/s/ Randy Underwood
                                                 ----------------------------
                                                 Randy Underwood
                                                 Executive Vice President and
                                                 Chief Financial Officer



                                              DOLLAR FINANCIAL GROUP, INC.



Date:  June 24, 2005                          By:/s/ Randy Underwood
                                                 ----------------------------
                                                 Randy Underwood
                                                 Executive Vice President and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.    Description

   10.1 Fourth Amendment to the Second Amended and Restated Credit Agreement dated June 20, 2005, by and among the Dollar Financial Group, Inc, Dollar Financial Corp., the lenders currently party thereto, and Wells Fargo Bank, National Association, as administrative agent.

   10.2 Registration Rights Agreement dated June 23, 2005 by and among Dollar Financial Corp., Dollar Financial Group, Inc., certain of its subsidiaries, and Credit Suisse First Boston LLC.

   99.1        Press Release dated June 21, 2005